                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                             LORONIX INFORMATION SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                       LORONIX INFORMATION SYSTEMS, INC.

                                ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 27, 1998

                            ------------------------

TO THE STOCKHOLDERS OF LORONIX INFORMATION SYSTEMS, INC.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of LORONIX INFORMATION SYSTEMS, INC., a Nevada corporation (the "Company"), will be held at 9:00 a.m., local time, on May 27, 1998, at the Strater Hotel, 699 Main Avenue, Durango, Colorado 81301, for the following purposes:

    1. To elect five (5) directors to serve for the ensuing year and until their successors are elected.

    2. To ratify the appointment of KPMG Peat Marwick LLP as independent auditors of the Company for the year ending December 31, 1998.

    3. To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

    The foregoing items of business are more fully described in the proxy statement accompanying this notice.

    Only stockholders of record at the close of business on April 20, 1998 are entitled to notice of and to vote at the Annual Meeting.

    All stockholders are cordially invited to attend the Annual Meeting in person; however, to ensure your representation at the Annual Meeting you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage prepaid envelope enclosed for that purpose. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AT ANY TIME BEFORE IT HAS BEEN VOTED AT THE ANNUAL MEETING. ANY STOCKHOLDER ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY.

                                          By Order of the Board of Directors

                                          /s/ Jonathan C. Lupia

                                          JONATHAN C. LUPIA
                                          CHIEF FINANCIAL OFFICER AND SECRETARY

Durango, Colorado
April 28, 1998

                             YOUR VOTE IS IMPORTANT
To assure your representation at the Annual Meeting, you are requested to complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope , which requires no postage if mailed in the United States.

                       LORONIX INFORMATION SYSTEMS, INC.

                                ----------------

                                PROXY STATEMENT

                  FOR THE 1998 ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    The enclosed proxy is solicited on behalf of LORONIX INFORMATION SYSTEMS, INC. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Wednesday, May 27, 1998, at 9:00 a.m., local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Strater Hotel at 699 Main Avenue, Durango, Colorado 81301. The telephone number at that location is (970) 247-4431. When proxies are properly dated, executed and returned, the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted for the election of the nominees for directors set forth herein, for the ratification of the appointment of KPMG Peat Marwick LLP as independent auditors as set forth herein and, at the discretion of the proxy holders, upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

    These proxy solicitation materials and the Annual Report to Stockholders for the year ended December 31, 1997, including financial statements, were first mailed on or about April 28, 1998, to all stockholders entitled to vote at the Annual Meeting.

RECORD DATE AND SHARES OUTSTANDING

    Stockholders of record at the close of business on April 20, 1998 are entitled to notice of and to vote at the Annual Meeting. At the record date, 4,646,186 shares of the Company's Common Stock, $0.001 par value, were issued and outstanding. No shares of the Company's Preferred Stock were outstanding.

REVOCABILITY OF PROXIES

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company at or before the taking of the vote at the Annual Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of the Company at or before the taking of the vote at the Annual Meeting or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be delivered to Loronix Information Systems, Inc. at 820 Airport Road, Durango, Colorado 81301, Attention: Secretary, or hand-delivered to the Secretary of the Company at or before the taking of the vote at the Annual Meeting.

VOTING AND SOLICITATION

    Each stockholder is entitled to one vote for each share of Common Stock on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors.

    The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. In addition, proxies may be solicited by directors, officers and employees of the Company in person or by telephone, telegram or other means of communication. No additional compensation will be paid for such services.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

    The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR", "AGAINST" or "ABSTAIN" on a matter are treated as being present at the Annual Meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

    While there is no definitive statutory authority in Nevada as to the proper treatment of abstentions and broker non-votes, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

    Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the proposal on which the broker has expressly not voted. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

    The Company currently intends to hold its 1999 Annual Meeting of Stockholders in May 1999 and to mail Proxy Statements relating to such meeting in April 1999. The date by which stockholder proposals must be received by the Company for inclusion in the proxy statement and form of proxy for its 1999 Annual Meeting of Stockholders is December 25, 1998. Such stockholder proposals should be submitted to Loronix Information Systems, Inc. at 820 Airport Road, Durango, Colorado 81301, Attention: Secretary.

                     PROPOSAL NO. 1--ELECTION OF DIRECTORS

NOMINEES

    A board of five (5) directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five (5) nominees named below, all of whom are presently directors of the Company. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for a nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The Company is not aware of any nominee who will be unable or will decline to serve as a director. The term of office for each person elected as a director will continue until the next annual meeting of the stockholders or until such director's successor has been duly elected and qualified.

VOTE REQUIRED

    The five nominees receiving the highest number of affirmative votes of the shares entitled to be voted shall be elected to the Board of Directors.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE NOMINEES LISTED BELOW.

    The names of the nominees and certain information about them as of April 20, 1998 are set forth below:

                                                                                                                  DIRECTOR
NAME OF NOMINEE                                       AGE                POSITION(S) WITH THE COMPANY               SINCE
------------------------------------------------      ---      ------------------------------------------------  -----------
Louis E. Colonna(1)(2)..........................          64   Director                                                1996

George M. Duffy(1)(2)(3)........................          58   Director                                                1991

Edward Jankowski(3)(4)..........................          60   Chairman of the Board of Directors, President           1987
                                                               and Chief Executive Officer

Don W. Stevens(1)(2)(3)(4)......................          65   Director                                                1994

C. Rodney Wilger(1)(2)(4).......................          65   Director                                                1992

------------------------

(1) Member of the Audit Committee.

(2) Member of the Acquisition Committee.

(3) Member of the Compensation Committee.

(4) Member of the Nominating Committee.

    Louis E. Colonna has served as a Director of the Company since May 1996. Since January 1979, Mr. Colonna has served as Chief Executive Officer and Director of Tess-Com, Inc., a privately owned company founded by Mr. Colonna which designs and manufactures process and control instrumentation and sampling systems for the various process related industries. Prior to founding Tess-Com, Inc., Mr. Colonna worked for 19 years in various management positions with Beckman Instruments, Inc.

    George M. Duffy has served as a Director of the Company since December 1991. Mr. Duffy is the Manager of Purchasing for GE Nuclear Energy, a company which provides nuclear energy services, where he has been employed since January 1980.

    Edward Jankowski has served as Chairman of the Board of Directors of the Company and the Company's predecessor corporations since August 1987, as President from August 1987 to June 1993 and as Chief Executive Officer from February 1992 to June 1993. In September 1997, upon the resignation of

M. Dean Gilliam, the Company's former President and Chief Executive Officer, Mr. Jankowski assumed the responsibilities of President and Chief Executive Officer, and in February 1998, the Board of Directors appointed Mr. Jankowski President and Chief Executive Officer.

    Don W. Stevens has served as a Director of the Company since April 1994. From September 1987 until his retirement in January 1991, Mr. Stevens served as a division manager of the Process Division of Milton Roy Corporation, a company which provides industrial instrumentation systems to various industries.

    C. Rodney Wilger has served as a Director of the Company since October 1992. Mr. Wilger is the Chairman and Chief Executive Officer of the Wilger Company, which owns various businesses involved in photo processing, manufacturing and distribution of men's and women's sportswear and accessories, menswear retailing, and real estate investment and development.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

    The Board of Directors of the Company held a total of five (5) meetings during 1997. No director attended fewer than 75% of the total number of meetings of the Board of Directors or committees of the Board of Directors held in 1997 during the period in which such directors were members of the Board of Directors. The Board of Directors has an Audit Committee, a Compensation Committee, a Nominating Committee and an Acquisition Committee.

    The Audit Committee currently consists of Messrs. Duffy, Stevens, Wilger and Colonna and met once during 1997. This committee is primarily responsible for approving the services performed by the Company's independent auditors and for reviewing and evaluating the Company's accounting principles and its system of internal accounting controls.

    The Compensation Committee currently consists of Messrs. Duffy, Jankowski and Stevens and met once during 1997. This committee reviews the Company's executive compensation policy and 1992 Stock Plan and makes recommendations to the full Board of Directors for approval.

    The Acquisition Committee currently consists of Messrs. Duffy, Stevens, Wilger and Colonna and did not meet in 1997. This committee is primarily responsible for reviewing potential acquisitions.

    The Nominating Committee currently consists of Messrs. Jankowski, Wilger and Stevens and met once during 1997. This committee recommends new members for the Company's Board of Directors.

BOARD OF DIRECTORS COMPENSATION

    Directors do not receive any cash compensation for their services as members of the Board of Directors, although they are reimbursed for their expenses in attending out-of-town meetings. The Company's Director Option Plan (the "Director Plan") was approved by the Board of Directors in March 1995 and by the stockholders in May 1995. A total of 100,000 shares have been reserved for issuance thereunder. Under the Director Option Plan as currently in effect, a non-employee Chairman of the Board automatically receives options for 10,000 shares of the Company's Common Stock upon such individual's reelection to the Board of Directors, and each non-employee director automatically receives options for 5,000 shares of the Company's Common Stock upon each such individual's reelection to the Board of Directors. On May 19, 1997, Messrs. Duffy, Stevens and Wilger each received options for 5,000 shares of the Company's Common Stock, all such options having an exercise price of $3.88 per share. If Mr. Jankowski is reelected as Chairman of the Board of Directors at the Annual Meeting, he will not receive any options under the Director Plan because he has resumed the status of an employee of the Company. Officers are appointed by and serve at the discretion of the Board of Directors. Peter A. Jankowski, the Company's Chief Technical Officer, is the son of Mr. Edward Jankowski, the Company's Chairman of the Board of Directors, President and Chief Executive Officer. There are no other family relationships between directors and executive officers of the Company.

                        PROPOSAL NO. 2--RATIFICATION OF
                      APPOINTMENT OF INDEPENDENT AUDITORS

    The Board of Directors has selected KPMG Peat Marwick LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 1998 and recommends that stockholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

    KPMG Peat Marwick LLP has audited the Company's financial statements since 1990. Its representatives are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth as of April 20, 1998 certain information with respect to the beneficial ownership of the Company's Common Stock by (i) each director of the Company, (ii) each of the executive officers named in the Summary Compensation Table below, and (iii) all directors and executive officers as a group. Except as indicated in the footnotes to this table, the persons and entities named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable.

                                                                        SHARES OF COMMON      APPROXIMATE
                                                                       STOCK BENEFICIALLY     PERCENTAGE
NAME AND ADDRESS OF BENEFICIAL OWNER                                        OWNED(1)           OWNERSHIP
--------------------------------------------------------------------  --------------------  ---------------
Edward Jankowski....................................................         795,633(2)            16.6%
  c/o Loronix Information Systems, Inc.
  820 Airport Road
  Durango, Colorado 81301

Peter A. Jankowski..................................................         363,491(2)             7.7%
  c/o Loronix Information Systems, Inc.
  820 Airport Road
  Durango, Colorado 81301

Louis E. Colonna....................................................              --                 --

C. Rodney Wilger....................................................         112,568(2)             2.4%

George M. Duffy.....................................................         107,500(2)             2.3%

Jonathan C. Lupia...................................................          82,750(2)             1.8%

Donald W. Stevens...................................................          15,500(2)            *

All directors and executive officers as a group (9 persons).........       1,608,731(2)            31.6%

------------------------

*   Less than 1%.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days of April 20, 1998 are deemed to be beneficially owned by the person holding such option or warrant for computing the percentage ownership of such person, but are not treated as outstanding for computing the percentage of any other person.

(2) Includes the following numbers of shares which are exercisable within 60 days of April 20, 1998: for Edward Jankowski, 125,499; for Peter Jankowski, 97,625; for George M. Duffy, 27,500; for Jonathan C. Lupia, 57,250; for Donald Stevens, 15,500; and for all directors and executive officers, 438,999. Also includes for C. Rodney Wilger (i) 27,500 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days of April 20, 1998 and (ii) 36,476 shares of Common Stock owned of record by Serendipity, Inc., a company under the control of Mr. Wilger.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

                           SUMMARY COMPENSATION TABLE

    The following table sets forth the compensation earned in each of the last three years by the Company's Chief Executive Officer, one other executive officer and the former chief executive officer (the "Named Executive Officers"):

                                                                                     LONG-TERM
                                                                                   COMPENSATION
                                                                                      AWARDS
                                                                                   -------------
                                                          ANNUAL COMPENSATION       SECURITIES
                                                      ---------------------------   UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION                  YEAR       SALARY($)      BONUS($)     OPTIONS(#)    COMPENSATION($)(1)
-----------------------------------------  ---------  -------------  ------------  -------------  ------------------
Edward Jankowski ........................       1997  $  130,000            --         140,000        $   40,502
  President, Chief Executive Officer and        1996  $  120,000            --          60,000        $   24,114
  Chairman of the Board of Directors            1995  $  120,000(2)         --          10,000        $   20,627

Peter A. Jankowski ......................       1997  $   88,192     $  16,456(3)       39,500        $   12,192
  Chief Technical Officer                       1996  $   84,800     $  32,082          18,000        $    5,465
                                                1995  $   80,000     $   4,000          25,000        $    1,638

M. Dean Gilliam(4) ......................       1997  $  105,609     $  19,856(3)       46,000        $   48,580
  Former Chief Executive Officer                1996  $   96,350     $  47,201          17,500        $    9,289
                                                1995  $   94,000     $   4,700          35,000        $    4,127

------------------------
(1) Includes (a) health insurance premiums of $3,394, $4,310 and $4,618 for Mr.
    E. Jankowski, $1,174, $3,872 and $4,618 for Mr. P. Jankowski and $3,245, $4,310 and $3,840 for Mr. Gilliam in 1995, 1996 and 1997, respectively, (b) life insurance premiums of $17,233, $17,233 and $17,310 for Mr. E. Jankowski, $464, $504 and $590 for Mr. P. Jankowski and $882, $945 and $1,039 for Mr. Gilliam in 1995, 1996 and 1997, respectively, (c) medical reimbursements of $2,571 and $1,981 for Mr. E. Jankowski, $1,089 and $359 for Mr. P. Jankowski and $4,034 and $3,701 for Mr. Gilliam in 1996 and 1997, respectively, and (d) automobile reimbursements of $16,593, $6,625 and $40,000 for Messrs. E. Jankowski, P. Jankowski and Gilliam, respectively, in 1997.

(2) Mr. Jankowski was paid at the rate of $10,000 per month from August 1994 through August 1995 pursuant to a one-year consulting agreement which terminated pursuant to its terms in August 1995. Mr. Jankowski resumed employment with the Company in September 1995 at an annual salary of $120,000.

(3) Represents bonus amounts earned in 1996 and paid in 1997.

(4) Mr. Gilliam's employment with the Company terminated in September 1997.

    The table below provides the specified information concerning grants of options to purchase the Company's Common Stock made during the fiscal year ended December 31, 1997 to each of the Named Executive Officers.

                       OPTION GRANTS IN FISCAL YEAR 1997

                                                                               INDIVIDUAL GRANTS
                                                      --------------------------------------------------------------------
                                                           NUMBER OF
                                                          SECURITIES        PERCENT OF TOTAL     EXERCISE
                                                      UNDERLYING OPTIONS   OPTIONS GRANTED TO      PRICE      EXPIRATION
NAME                                                     GRANTED(#)(1)      EMPLOYEES IN 1997     ($/SH)         DATE
----------------------------------------------------  -------------------  -------------------  -----------  -------------
Edward Jankowski....................................         140,000                35.3%        $   3.625          2007
Peter A. Jankowski..................................          39,500                10.0%        $   3.625          2007
M. Dean Gilliam.....................................          46,000                11.6%        $   3.625          2007

------------------------

(1) Includes 100,000, 32,000 and 36,000 options for Messrs. E. Jankowski, P. Jankowski and Gilliam, respectively, which were repriced as described in a table below.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

    There were no option exercises during the fiscal year ended December 31, 1997 by any of the Named Executive Officers. The following table sets forth, for each of the Named Executive Officers, the year-end value of unexercised options as of December 31, 1997:

                                                               NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED       IN-THE-MONEY OPTIONS AT
                                                              OPTIONS AT FY-END(#):             FY-END($)(1):
                                                            --------------------------  ------------------------------
NAME                                                        EXERCISABLE  UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
----------------------------------------------------------  -----------  -------------  -------------  ---------------
Edward Jankowski..........................................     125,499        132,500     $      --       $      --
Peter A. Jankowski........................................      97,625         20,875     $      --       $      --
M. Dean Gilliam...........................................     152,274             --     $      --       $      --

------------------------

(1) Represents the Nasdaq National Market closing price for the Company's Common Stock of $1.81 per share on December 31, 1997 minus the exercise price of the options multiplied by the number of shares subject to the option. All of the options listed above were issued at exercise prices ranging from $2.66 to $4.13, and therefore all of these options are out-of-the money.

TEN-YEAR OPTION REPRICINGS FROM JANUARY 1, 1988 TO DECEMBER 31, 1997

    On January 6, 1997, the Board of Directors offered the Company's executive officers the opportunity to exchange any outstanding stock options with exercise prices in excess of $4.87 per share, for new options with an exercise price of $3.625 per share, and in the case of Jonathan Lupia (the Company's Chief Financial Officer), $3.081 per share. The new options were identical to the old options that were surrendered in exchange for the new options. In approving the option repricing, the Board of Directors considered such factors as the competitive environment for retaining qualified officers and the overall benefit to the stockholders from a highly motivated group of officers. In particular, the Board of Directors recognized the tight supply and extremely intense competition for management personnel in the Durango area employment market. Given the variety of alternative employment opportunities, the Board of Directors concluded that repricing out-of-the-money options would greatly assist the Company in retaining members of the Company's management team. Finally, the Board of Directors recognized the important role which stock options serve in aligning the incentives of the Company's officers with the interests of the Company's stockholders.

                                                       THE BOARD OF DIRECTORS

                        TEN-YEAR OPTION REPRICINGS TABLE

    The following table provides certain information regarding the repricing of options held by the Company's executive officers during the last 10 completed fiscal years:

                                                 NUMBER OF                                                 LENGTH OF
                                                SECURITIES                    EXERCISE                  ORIGINAL OPTION
                                                UNDERLYING   MARKET PRICE   PRICE AT TIME      NEW       TERM REMAINING
                                                  OPTIONS     AT TIME OF         OF         EXERCISE       AT DATE OF
NAME                                   DATE     REPRICED(#)  REPRICING($)   REPRICING($)    PRICE($)       REPRICING
-----------------------------------  ---------  -----------  -------------  -------------  -----------  ----------------
Edward Jankowski ..................   01/06/97      40,000     $   3.625      $   4.875     $   3.625    6 yrs. 147 days
  President, Chief Executive
  Officer and Chairman of the Board
  of Directors

Peter A. Jankowski ................   01/06/97      32,000     $   3.625      $   4.875     $   3.625    6 yrs. 147 days
  Chief Technical Officer

Jonathan C. Lupia .................   01/06/97      32,000     $   3.625      $   5.100     $   3.081(1)   7 yrs. 77 days
  Chief Financial Officer and
  Secretary

Timothy Whitehead .................   01/06/97      20,000     $   3.625      $   4.875     $   3.625    6 yrs. 147 days
  Vice President of Operations

M. Dean Gilliam ...................   01/06/97      36,000     $   3.625      $   4.875     $   3.625    6 yrs. 147 days
  Former Chief Executive Officer

------------------------

(1) Options repriced for Mr. Lupia were priced at 85% of the market price of the underlying shares of Common Stock in order to be consistent with the exercise price of Mr. Lupia's prior non-statutory stock options (which were priced at 85% of the Common Stock's fair market price at the time of grant).

                              CERTAIN TRANSACTIONS

    The Company has from time to time made non-interest bearing loans to certain of its officers and directors. As of December 31, 1997, the outstanding amounts of such loans were: Edward Jankowski (President, Chief Executive Officer and Director), $80,711; Peter Jankowski (Chief Technical Officer), $24,008; Jonathan
C. Lupia (Chief Financial Officer and Secretary), $7,000; and Jim Price (Vice President), $5,915. These loans have no stated maturity date.

    The Company and M. Dean Gilliam, the Company's former chief executive officer, mutually agreed to terminate Mr. Gilliam's employment on September 15, 1997. In return for the execution and delivery of a mutual release and settlement agreement, the Company agreed to: (a) continue to pay Mr. Gilliam's salary until the earlier of September 15, 1998 or his gainful employment with another employer; (b) pay Mr. Gilliam's medical benefits (including any amounts not covered under COBRA) until September 15, 1998; (c) extend the exerciseability of any options held by Mr. Gilliam (which had vested as of September 15, 1997) to March 31, 1999; (d) forgive outstanding promissory notes and other indebtedness due from Mr. Gilliam in an aggregate amount of $19,647; and (e) pursuant to an agreement between the Company and Mr. Gilliam regarding the Company's reimbursement of the cost of an automobile purchased by Mr. Gilliam, accelerate and forgive the indebtedness owed by Mr. Gilliam to the Company with respect to such automobile purchase (which indebtedness aggregated to $40,000). The Company's Board of Directors approved the terms and conditions of Mr. Gilliam's termination and severance benefits.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

    Section 16(a) of the Exchange Act of 1934, as amended, and regulations of the Securities and Exchange Commission (the "SEC") thereunder require the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of initial ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such forms received by the Company, or on written representations from certain reporting persons that no other reports were required for such persons, during the period from January 1, 1997 to December 31, 1997, all of the Section 16(a) filing requirements applicable to the Company's executive officers, directors and 10% stockholders were complied with.

                                 OTHER MATTERS

    The Company knows of no other matters to be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented as the Board of Directors may recommend.

                                          THE BOARD OF DIRECTORS

                                          /s/ Jonathan C. Lupia

                                          By: JONATHAN C. LUPIA
                                             CHIEF FINANCIAL OFFICER AND
                                          SECRETARY

Dated: April 28, 1998

                                  PROXY

                     LORONIX INFORMATION SYSTEMS, INC.
                            820 Airport Road
                         Durango, Colorado 81301

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Edward Jankowski and Jonathan C. Lupia as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all the shares of Common Stock of Loronix Information Systems, Inc. held of record by the undersigned on April 20, 1998, at the Annual Meeting of Stockholders to be held on May 27, 1998 or any adjournment thereof.

             (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

/x/ Please mark your
    votes as in this
    example.

                                             WITHHOLD
                 FOR all nominees        AUTHORITY to vote
              listed at right (except  for all nominees listed
                as indicated below)          at right
1. ELECTION                                              Nominees:
   OF                  / /                    / /            Edward Jankowski
   DIRECTIONS                                                C. Rodney Wilger
                                                             Louis E. Colonna
                                                             Don W. Stevens
                                                             George M. Duffy
INSTRUCTION: to withhold authority to vote for any individual nominee, write such nominee's name in the space provided below.

___________________________________________


                                             FOR    AGAINST   ABSTAIN
2. PROPOSAL TO APPROVE THE APPOINTMENT       / /      / /       / /
   OF KPMG PEAT MARWICK LLP AS THE
   INDEPENDENT PUBLIC ACCOUNTANTS OF
   THE CORPORATION

3. IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


This proxy, when properly executed, will be voted in the manner described herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

--------------------------------------------------

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.

--------------------------------------------------



Signature______________Signature if held jointly___________ Dated________, 1998
Note: Please sign above exactly as name appears on stock certificate(s). When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.